SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  July 14, 2000


                             FIDELITY BANCORP, INC.
                     ---------------------------------------
             (Exact name of Registrant as specified in its Charter)




        Pennsylvania                   0-22288               25-1705405
       --------------                 ---------             ------------
(State or other jurisdiction        (SEC File No.)  (IRS Employer Identification
       of incorporation)                                       Number)


1009 Perry Highway, Pittsburgh, Pennsylvania                   15237
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:       (412) 367-3300
                                                          --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
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Item 5.  Other Events
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         On  February  18,  2000,  the  Registrant  entered  into  a  definitive
Agreement and Plan of Merger with Pennwood Bancorp, Inc. to purchase all of the outstanding common stock of Pennwood.

         The closing of the merger with Pennwood Bancorp, Inc. occurred at the close of business on July 14, 2000. Effective July 15, 2000, the main office of Pennwood Savings Bank became a branch office of Fidelity Savings Bank. A copy of a press release issued July 14, 2000 by the Registrant is attached hereto as
Exhibit 99 and is incorporated herein by reference in its entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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Exhibit 99 -- Press Release,  dated July 14, 2000, concerning the closing of the
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merger with Pennwood Bancorp, Inc.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  FIDELITY BANCORP, INC.


Date:    July 17, 2000            By:      /s/William L. Windisch
                                           -------------------------------------
                                           William L. Windisch
                                           President and Chief Executive Officer